Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Global Health Ventures Inc., on Form 10-K for the year ended May 31, 2010, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Hassan Salari, Principal Executive Officer of Global Health Ventures Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Annual Report on Form 10-K for the year ended May 31, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Annual Report on Form 10-K for the year ended May 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of Global Health Ventures Inc.

Date: August 30, 2010	/s/ Hassan Salari
Hassan Salari
Principal Executive Officer